Security Equity Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated May 2, 2011
to Prospectuses Dated February 1, 2011

The Rydex | SGI Large Cap Core Fund (the “Fund”) has made a change to its Investment Strategy effective May 2, 2011, as follows:

The first paragraph under Principal Investment Strategies shall read:

The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a widely-diversified portfolio of equity securities, which may include common stocks, rights, options, warrants, American Depositary Receipts (“ADRs”) and convertible securities, of companies that, when purchased, have market capitalizations that are usually within the range of companies in the S&P 500 Index. Although a universal definition of large market capitalization companies does not exist, for purposes of this fund, the fund generally defines large market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the S&P 500 Index, which is an unmanaged index composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks.

The Principal Risks attributable to the strategies and other features of the Fund are the same.

Please Retain This Supplement for Future Reference.